                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 7, 1997 incorporated by reference in Grand Casinos, Inc. Form 10-K for the year ended December 29, 1996 and to all references to our Firm included in or made a part of this Registration Statement.



                                               /s/ Arthur Andersen LLP


Minneapolis, MN
      December 5, 1997